UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                    Date of Report:  December 30, 2010
                     (Date of Earliest Event Reported)



                         REGENT TECHNOLOGIES, INC.
          (Exact name of registrant as specified in its charter)


          Colorado                 000-09519                84-0807913
(State or other jurisdiction (Commission File No.) (IRS Employer or ID #) of incorporation)


                       5646 Milton Street, Suite 722
                           Dallas, Texas  75206
                 (Address of principal executive offices)


                              (214) 694 2227
           (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[     ]     Written communications pursuant to rule 425 under the Securities
            Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Regent Technologies, Inc. ("Regent") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Regent's management as well as estimates and assumptions made by Regent's management. The Private Securities Litigation Reform Act of 1995 (the "Act") provides a safe harbor for forward-looking statements made by or on behalf of the Company. The Company and its representatives may from time to time make written or oral statements that are "forward-looking," including statements contained in this report and other filings with the Securities and Exchange Commission, reports to the Company's shareholders and news releases. All statements that express expectations, estimates, forecasts or projections are forward-looking statements within the meaning of the Act. In addition, other written or oral statements, which constitute forward-looking statements, may be made by or on behalf of the Company. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "projects", "forecasts", "may", "should", variations of such words and similar expressions are intended to identify such forward-looking statements. Management cautions that forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from projections in such forward-looking statements.

In this Form 8-K, references to "we," "our," "us," the "Company," or "Regent" refer to Regent Technologies, Inc., a Colorado corporation.

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Item 2.01 Completion of Acquisition or Disposition of Assets.
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On January 6, 2011, our subsidiary, Regent Natural Resources Co. ("RNRC"), com-pleted the acquisition of a 50% net profits interest ("NPI") under a Purchase and Sale Agreement dated December 30, 2010 for the consideration of $91,750. The effective date is December 1, 2010. The NPI covers leaseholds that are operated by Signature Investor Group, LC dba SIG Partners, LC ("SIG"), a related party of the CEO of the Company. RNRC acquired the NPI with the payment of $10,000 and the execution of a promissory note for the balance of the price of the NPI. The note bears interest at 7% per annum with monthly payments of $3,400 beginning February, 2011. The cash utilized for the acquisition was generated through the sale of 3,300 shares of stock held for investment by RNRC. The stock was sold to the spouse of the CEO for $12 per share during December, 2010.

A net profits interest is created when the owner of a working interest in a pro-perty enters into an arrangement providing that the net profits interest owner will receive a stated percentage of the net profit from the property. RNRC, as the net profits interest owner, will not participate in additional costs and expenses of the property. RNRC is not liable for asset retirement costs except to the extent of its future cash flow. The NPI covers production from certain oil and gas leases and one producing well in the Woodbine formation located in Hill County, Texas. The acquisition of the NPI will provide RNRC's initial reve-nue from oil and gas production. RNRC anticipates additional acquisitions of oil and gas assets and expects to begin operations of properties in 2011.

Regent Technologies, Inc. is a technology-focused company that utilizes emerging proprietary technologies to impact the global energy industry. Regent operates through two divisions: Natural Resources and Energy Technology Development. Our vision is to achieve significant results through technology enhancements in both energy development and innovations that support energy production. Our mission is to exploit our proprietary advantages to increase shareholder value while promoting responsible energy now and in the future.

                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Regis-trant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  January 11, 2011

                               REGENT TECHNOLOGIES, INC.


                               By: /s/ David L. Ramsour
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                                       David L. Ramsour
                                       Secretary and Director